                                                            Exhibit 24

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ NORMAN R. AUGUSTINE                                  April 25, 1996
- -----------------------
Norman R. Augustine
President, Chief Executive
  Officer and Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ MARCUS C. BENNETT                                    April 25, 1996
- ---------------------
Marcus C. Bennett
Senior Vice President, Chief
  Financial Officer and Director
  (Principal Financial Officer)

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ ROBERT E. RULON                                      April 25, 1996
- -------------------
Robert E. Rulon
Vice President and Controller
  (Principal Accounting Officer)

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ LYNNE V. CHENEY                                      April 25, 1996
- -------------------
Lynne V. Cheney
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.



/s/ VANCE D. COFFMAN                                     April 25, 1996
- --------------------
Vance D. Coffman
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/HOUSTON K. FLOURNOY                                   April 25, 1996
- ----------------------
Houston K. Flournoy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ CALEB B. HURTT                                       April 25, 1996
- ------------------
Caleb B. Hurtt
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ GWENDOLYN S. KING                                    April 25, 1996
- ---------------------
Gwendolyn S. King
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ VINCENT N. MARAFINO                                  April 25, 1996
- -----------------------
Vincent N. Marafino
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ EUGENE F. MURPHY                                     April 25, 1996
- --------------------
Eugene F. Murphy
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ ALLEN E. MURRAY            April 25, 1996
- -------------------
Allen E. Murray
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ FRANK SAVAGE                                         April 25, 1996
- ----------------
Frank Savage
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ DANIEL M. TELLEP                                     April 25, 1996
- --------------------
Daniel M. Tellep
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ EDWARD E. HOOD, JR.                                  April 25, 1996
- -----------------------
Edward E. Hood, Jr.
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ CARLISLE A.H. TROST                                  April 25, 1996
- -----------------------
Carlisle A.H. Trost
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ JAMES R. UKROPINA                                    April 25, 1996
- ---------------------
James R. Ukropina
Director

                               POWER OF ATTORNEY

                          LOCKHEED MARTIN CORPORATION
                       (as successor by merger to each of
                        Martin Marietta Corporation and
                             Lockheed Corporation)


     The undersigned hereby constitutes Frank H. Menaker, Jr. and Stephen M. Piper, and each of them, jointly and severally, his or her lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, including, but not limited to, that listed below, to prepare, execute and file, or cause to be filed, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission (hereinafter referred to as the "Commission"), under the Securities Act of 1933, as amended, (the "Securities Act") of a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-59466-01), filed by Martin Marietta Corporation and a Post-Effective Amendment to Registration Statement on Form S-3 (Reg. No. 33-49327), filed by Lockheed Corporation (collectively, the "Post-Effective Amendments"), for the purpose of removing from registration those securities not issued thereunder, and all matters required by the Commission in connection with the Post-Effective Amendments under the Securities Act, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite or necessary to be done as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney's-in-fact and agents, and each of them, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


/s/ DOUGLAS C. YEARLEY                                   April 25, 1996
- ----------------------
Douglas C. Yearley
Director